EXHIBIT 21.1

                        SUBSIDIARIES OF EQUITY INNS, INC.


                                                         Jurisdiction of
Name                                               Incorporation/Organization
----                                               --------------------------

Equity Inns Trust                                         Maryland
Equity Inns Services, Inc.                                Tennessee
Equity Inns TRS Holdings, Inc.                            Tennessee
Equity Inns Partnership, L.P.                             Tennessee
Equity Inns Partnership II, L.P.                          Tennessee
Equity Inns/West Virginia Partnership, L.P.               Tennessee
EQI Financing Corporation                                 Tennessee
EQI Financing Partnership I, L.P.                         Tennessee
EQI Financing Corporation II                              Tennessee
EQI Financing Partnership II, L.P.                        Tennessee
EQI/WV Financing Partnership, L.P.                        Tennessee
EQI Financing Corporation III                             Tennessee
EQI Financing Partnership III, L.P.                       Tennessee
EQI Financing Corporation IV                              Tennessee
EQI Financing Partnership IV, L.P.                        Tennessee
EQI Financing Corporation V                               Tennessee
EQI Financing Partnership V, L.P.                         Tennessee
EQI/WV Financing Corporation                              Tennessee
EQI/WV Financing Partnership II, L.P.                     Tennessee
E. Inns Orlando, Inc.                                     Tennessee
E.I.P. Orlando, L.P.                                      Tennessee
ENN Company, Inc.                                         Tennessee
ENN Leasing Company, Inc.                                 Tennessee
ENN Leasing Company I, L.L.C.                             Delaware
ENN Leasing Company II, L.L.C.                            Delaware
ENN Leasing Company III, L.L.C.                           Delaware
ENN Leasing Company IV, L.L.C.                            Delaware
ENN Leasing Company V, L.L.C.                             Delaware
ENN KS, Inc.                                              Kansas